NETWORK PERIPHERALS INC.

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

                     (As Amended Through February 18, 1997)


         1. Purpose. The Network Peripherals Inc. 1994 Outside Directors Stock Option Plan (the "Plan") is established effective as of the effective date of the registration by Network Peripherals Inc. of its common stock under section 12 of the Securities Exchange Act of 1934, as amended, (the "Effective Date") to create additional incentive for the non employee directors of Network Peripherals Inc., a Delaware corporation, and any successor corporation thereto (collectively referred to as the "Company") to promote the financial success and progress of the Company and any present or future parent and/or subsidiary corporations of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Board shall have no authority, discretion, or power to select the non employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted under option or the time at which such options are to be granted, to establish the duration of option grants, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3. Eligibility and Type of Option. Options may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company ("Outside Directors"). Options granted to Outside Directors shall be nonqualified stock options; that is, options which are not treated as having been granted under section 422(b) of the Code. A person granted an Option is hereinafter referred to as an "Optionee."

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         4.  Shares  Subject to Option.  Options  shall be for the  purchase  of shares of authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 8 below. The maximum number of shares of Stock which may be issued under the Plan shall be One Hundred Fifty Thousand (150,000) shares. In the event that any outstanding Option for any reason expires or is terminated and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

         5. Time for Granting Options. All Options shall be granted, if at all, within ten years from the Effective Date.

         6. Terms, Conditions and Form of Options. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as Exhibit A (the "Option Agreement"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (a) Automatic Grant of Options. Subject to execution by an Outside Director of an appropriate Option Agreement, options shall be granted automatically and without further action of the Board, as follows:

                           (i) Each person who is newly  elected or appointed as
an Outside Director after the Effective Date and prior to the date of the annual meeting of the stockholders of the Company held in 1997 (the "1997 Annual Meeting") shall be granted an Option on the day of such initial election or appointment to purchase Ten Thousand (10,000) shares of Stock.

                           (ii) Each person who is newly elected or appointed as
an Outside Director on or after the date of the 1997 Annual Meeting shall be granted an Option on the day of such initial election or appointment to purchase Fifteen Thousand (15,000) shares of Stock.

                           (iii)  On  the  date  of  each   Annual   Meeting  of
Stockholders of Network Peripherals Inc. occurring after the Effective Date and prior to the date of the 1997 Annual Meeting, each Outside Director shall be granted an Option to purchase Two Thousand (2,000) shares of Stock; provided, however, that in the event an Outside Director was elected or appointed as an Outside Director and was granted an Option pursuant to the provisions of subparagraph 6(a)(i) above within six months prior to the Annual Meeting of Stockholders, that Outside Director shall be ineligible to receive an Option with respect such Annual Meeting of Stockholders.

                           (iv)  On  the  date  of  each   Annual   Meeting   of
Stockholders of Network Peripherals Inc. occurring on or after the date of the 1997 Annual Meeting, each Outside Director shall be granted an Option to purchase Five Thousand (5,000) shares of Stock; provided, however, that in the event an Outside Director was elected or appointed as an Outside Director and was granted an Option pursuant to the provisions of subparagraph 6(a)(ii)

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above  within six  months  prior to the Annual  Meeting  of  Stockholders,  that
Outside Director shall be ineligible to receive an Option with respect to such Annual Meeting of Stockholders.

                           (v)  Notwithstanding  the  foregoing,  any person may
elect not to receive an Option to be granted pursuant to this paragraph 6(a) by delivering written notice of such election to the Board no later than the day prior to the date on which such Option would otherwise be granted. A person do declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to paragraph 6(a).

                           (vi)  Notwithstanding any other provision of the Plan
to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as an Outside Director of the Company.

                  (b) Option Exercise Price. The exercise price per share of Stock subject to an Option shall be the fair market value of a share of the Stock on the date of the granting of the Option. Where there is a public market for the common stock of the Company, the fair market value per share of Stock shall be the mean of the bid and asked prices of the common stock of the Company on the date of the granting of the Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the common stock of the Company is listed on the NASDAQ National Market System or a securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of the granting of the Option, as reported in the Wall Street Journal. If the date of the granting of an Option does not fall on a day on which the common stock of the Company is trading on NASDAQ, the NASDAQ National Market System or securities exchange, the date on which the Option exercise price shall be established shall be the last day on which the common stock of the Company was so traded prior to the date of the granting of the Option.

                  (c) Exercise Period and Exercisability of Options. An Option granted pursuant to the Plan shall be exercisable for a term of ten years. Options granted pursuant to the Plan shall first become exercisable on the day (the "Initial Vesting Date") which is one year from the date on which the Option was granted. The Option shall be exercisable on and after the Initial Vesting Date and prior to termination of the Option in an amount equal to the number of Option Shares multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise of any portion of the Option.

         The "Vested Ratio" shall mean, on any relevant date, except as otherwise provided herein, the ratio determined as follows:

                                                                    Vested Ratio
                                                                    ------------

        (i)       Prior to Initial Vesting Date:                        0

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                  On Initial Vesting Date,                             1/4
                  provided the Optionee's Service has not
                  terminated prior to such date:

Plus

         (ii)     For each full month                                  1/48
                  of the Optionee's continuous Service from the Initial Vesting Date until the Vested
                  Ratio equals 1/1, an additional:

For purposes of the Plan, "Service" shall mean the Optionee's service with the Company, whether in the capacity of an employee, a director or a consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Company, provided that there is no interruption or termination of the Optionee's Service.

         (d) Payment of Option Exercise Price. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iii) by the delivery to the Company of shares of Stock which have been owned by the holder of the Option for more than six months and which have an aggregate value equal to such exercise price, or (iv) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise or the delivery of previously owned shares of Stock.

         (e) Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                  (i) a merger or consolidation in which the Company is not the surviving corporation;

                  (ii) a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                  (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one or more subsidiary corporations (as defined in paragraph 1 above) of the Company; or

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

                  (iv) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                  (v) a liquidation or dissolution of the Company.

         In the event of a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this paragraph 6(e) shall be conditioned upon the consummation of the Transfer of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this paragraph 6(e), an Option shall be deemed assumed if, following the Transfer of Control, the Option confers the right to acquire in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Transfer of Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Transfer of Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

                  (f) Stockholder Approval. No Option may be granted pursuant to the Plan prior to obtaining stockholder approval of the Plan.

         7. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the Option Agreements either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms of Option; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's service as a director of the Company is terminated for any reason.

         8. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

         9. Transferability of Options.

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

                  (a) Except as provided in paragraph 9(b), an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

                  (b) Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, (iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a "Permitted Transferee"). For purposes of this paragraph 9(b), "Immediate Family Members" shall mean the Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require. Following the transfer of an Option, the term "Optionee" shall refer to the Permitted Transferee, except that, with respect to any requirements of continued Service or provision for the Company's tax withholding obligations, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination resulting from the termination of Service of the original Optionee. A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another Permitted Transferee or as provided in paragraph 9(a).

         10. Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the stockholders of the Company, there shall be no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 8 above). In any event, no amendment may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the Network Peripherals Inc. 1994 Outside Directors Stock Option Plan as duly adopted by the Board of Directors of the Company on April 26, 1994 and as subsequently amended through February 18, 1997.



                                                  ___________________________

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                                  PLAN HISTORY


04/26/94 Plan adopted by the Board with a share reserve of 150,000 shares

05/24/94 Plan approved by the security holders with a share reserve of 150,000 shares

09/18/96 Board amends Plan to increase the size of options granted to new directors to 15,000 shares and to increase the size of annual option grants to 5,000 shares

02/18/97 Board amends Plan to permit transferable options, to define "Service," and to eliminate restrictions no longer imposed under Rule 16b-3 effective 08/15/96, including requirement of stockholder approval of changes to eligibility, and to accelerate vesting upon Transfer of Control.

[04/24/97         Stockholders  approve amendments to automatic grant,  Transfer of Control and stockholder approval provisions.]


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                                    EXHIBIT A

                            NETWORK PERIPHERALS INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                              FOR OUTSIDE DIRECTORS


         Network Peripherals Inc., a Delaware corporation (the "Company"), hereby grants to ___________ (the "Optionee") an option to purchase a total of ______ ________ (_____) shares of the common stock of the Company (the "Number of Option Shares") under the Network Peripherals Inc. 1994 Outside Directors Stock Option Plan (the "Plan"), at an exercise price of $_____ per share and in the manner and subject to the provisions of this Option Agreement (the "Option"). The grant, in all respects, is subject to the terms and conditions of this Option Agreement and the Plan, the provisions of which are incorporated by reference herein. Unless otherwise provided in this Option Agreement, capitalized terms shall have the meaning given to such terms in the Plan. The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in the Plan.

         1. Grant of the Option. The Option is granted effective as of ______________ (the "Date of Option Grant").

         2. Status of the Option. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Term of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (i) the date ten years after the Date of Option Grant, (ii) the last date for exercising the Option following termination of the Optionee's Service as described in paragraph 6 below, or (iii) a Transfer of Control of the Company to the extent provided in the Plan (the date of such first occurrence, the "Option Termination Date").

         4. Exercise of the Option.

                  (a) Right to Exercise. Except as otherwise provide herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the Option Termination Date in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as determined pursuant to the Plan, less the number of shares previously acquired upon exercise of the Option.

                  (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by

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the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of Stock being purchased in a form permitted under the terms of the Plan.

                  (c) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares of stock acquired on exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

                  (d) Certificate Registration. The certificate or certificates for the shares of stock as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (e) Restriction on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all of the applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of stock issuable upon exercise of the Option, or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (f) Fractional Shares. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

         5.       Transferability of Option.

                  (a) Except as provided in paragraph 5(b) below, the Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

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

                  (b) Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, the Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as defined below), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, (iii) a partnership in which the Optionee and/or one or more Immediate Family Members are the only partners, or (iv) such other person or entity as the Board may permit (individually, a "Permitted Transferee"). For purposes of this paragraph 5(b), "Immediate Family Members" shall mean the Optionee's spouse, former spouse, children or grandchildren, whether natural or adopted. As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of this Option Agreement and any additional restrictions or conditions as the Company may require. Following the transfer of the Option, the term "Optionee" shall refer to the Permitted Transferee, except that, with respect to any requirements of continued service or provision for the Company's tax withholding obligations, such term shall refer to the original Optionee. The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination resulting from the termination of service of the original Optionee. A Permitted Transferee shall be prohibited from making a subsequent transfer of the transferred Option except to the original Optionee or to another Permitted Transferee or as provided in paragraph 5(a).

         6.       Effect of Termination of Service.

                  (a) Option Exercisability. If the Optionee's Service for any reason except death or disability within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of twelve (12) months from the date on which the Optionee's Service terminated, but in any event no later than the Option Termination Date. If the Optionee's Service terminates because of the death or disability of the Optionee within the meaning of section 22(e)(3) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of thirty-six (36) months from the date on which the Optionee's Service terminated, but in any event no later than the Option Termination Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service. Except as provided in this paragraph 6, an Option shall terminate and may not be exercised after the Optionee's Service terminates.

                  (b) Extension of Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities law or other law or regulation, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the

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

Company that the Option is exercisable, but in any event no later than the Option Termination Date.

                  (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth above of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service or (iii) the Option Termination Date.

         7. Rights as a Stockholder; Rights to Serve as a Director. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as provided in the Plan. Nothing herein shall be deemed to provide the Optionee with any right to serve as a director of the Company for any length of time.

         8. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

         9. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

         10. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Company and the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

         11. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time subject to any limitations described in the Plan; provided, however, that no such termination or

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

amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

         12. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein or therein. To the extent contemplated herein and therein, the provisions of this Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

         13. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                         NETWORK PERIPHERALS INC.



                                         By: _________________________

                                         Title: ______________________


         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

         The undersigned acknowledges receipt of a copy of the Plan.


Date: _______________________           ____________________________________
                                        Signature

                            NONQUALIFIED STOCK OPTION
                               NOTICE OF EXERCISE


To:      Chief Financial Officer
         Network Peripherals Inc.

         I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of Network Peripherals Inc. (the "Company") set opposite my signature below. Full payments for the Shares in the manner set forth in my Option Agreement accompanies this notice.

         I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

         I understand that the Shares are being purchased pursuant to the terms of the Network Peripherals Inc. 1994 Outside Directors Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

Date of Exercise: ________________________________
Date of Option Agreement: ________________________
Shares Being Purchased: __________________________
Price per Share: $________________________________

                                          ____________________________________
                                          Signature

                                          ____________________________________
                                          Print Name

                                          ____________________________________
                                          Social Security Number

                                          ____________________________________
                                          Address

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